                                                             Exhibit 10(xii)


                             AMENDMENT NO. 12 TO
                       RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 12 to Receivables Purchase Agreement (this "Amendment") is entered into as of October 13, 2006, among Graybar
       ---------
Commerce Corporation, a Delaware corporation, as Seller ("Seller"), Graybar
                                                          ------
Electric Company, Inc., a New York corporation, as Servicer ("Servicer"),
                                                              --------
Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation) ("Conduit"), and JPMorgan Chase Bank, N.A.
                              -------
(successor by merger to Bank One, NA (Main Office Chicago)) ("JPMorgan")),
                                                              --------
as Agent and as a Financial Institution.

                                  RECITALS
                                  --------

                  Each of Seller, Servicer, Conduit and JPMorgan entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1, 2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002, (viii) that certain Amendment No. 8 to Receivables Purchase Agreement, dated as of December 23, 2002, (ix) that certain Amendment No. 9 to Receivables Purchase Agreement, dated as of October 22, 2003, (x) that certain Amendment No. 10 to Receivables Purchase Agreement, dated as of September 26, 2005 and (xi) that certain Amendment No. 11 to Receivables Purchase Agreement, dated as of August 15, 2006 (such Receivables Purchase Agreement, as so amended, the "Purchase Agreement").
 ------------------


                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT
                                     1

                  Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

                                  AGREEMENT
                                  ---------

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions Used Herein. Capitalized terms used
                             -----------------------
herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

                  Section 2. Amendments to the Purchase Agreement. Subject to
                             ------------------------------------
the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                             (a) (i) Each reference in the Purchase Agreement
to "Bank One" shall be deemed to be a reference to "JPMorgan," (ii) each reference in the Purchase Agreement to "Bank One, NA (Main Office Chicago)" shall be deemed to be a reference to "JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago))" and (iii) each reference in the Purchase Agreement to "Bank One, NA" shall be deemed to be a reference to "JPMorgan Chase Bank, N.A. (successor by merger to Bank One,
NA)."

                             (b) Each reference in the Purchase Agreement to
"Falcon Asset Securitization Corporation" shall be deemed to be a reference to "Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation)."

                             (c) The third sentence of Section 1.2 of the
Purchase Agreement is hereby amended by deleting the word "three" where it appears in such sentence in its entirety and replacing such word with the word "seven."

                             (d) Section 7.1(a)(v) of the Purchase Agreement
is hereby amended by adding at the end of such section, immediately before the period, the following:

                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

         ; provided that, for purposes of this Section 7.1(a)(v), posting to
           -------------
         EDGAR or on the website of Graybar shall constitute delivery of such statements or reports to the Agent

                             (e) Section 10.1 is hereby amended by amending
and restating clause (xv) of such section where such clause appears after the proviso in its entirety to read as follows:

                  (xv) [Reserved]; and

                             (f) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Aggregate Reserves" in such exhibit to read as follows:

                  "Aggregate Reserves" means, on any date of determination,
                   ------------------
         an amount equal to the sum of the Loss Reserve, the Yield Reserve and the Dilution Reserve.

                             (g) Exhibit I to the Purchase Agreement is
hereby amended by deleting in its entirety the definition of "Bank One."

                             (h) Exhibit I to the Purchase Agreement is
hereby amended by adding, in appropriate alphabetical order, the definition of "Credit Agreement" to such exhibit to read as follows:

                  "Credit Agreement" means that certain 364-Day Credit
                   ----------------
         Agreement, dated as of July 22, 2004, among Graybar, as borrower, certain subsidiaries of Graybar, as guarantors, the financial institutions party thereto as lenders, Wachovia Bank, National Association, as administrative agent, and the other agents party thereto, as such agreement may be amended, restated, amended and restated, replaced, refinanced, extended or otherwise modified from time to time.

                             (i) Exhibit I to the Purchase Agreement is
hereby amended by amending and restating in its entirety the definition of "Credit Rate" in such exhibit to read as follows:

                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                  "Credit Rate" means, on each day that a Credit Agreement
                   -----------
         is in effect, a rate per annum equal to the sum of (i) the lowest rate available to Graybar on such date for a revolving loan made pursuant to such Credit Agreement plus (ii) .25% per annum.

                             (j) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Delinquent Receivable" in such exhibit to read as follows:

                  "Delinquent Receivable" means a Receivable as to which any
                   ---------------------
         payment, or part thereof, remains unpaid for 91 days or more from the invoice date of such Receivable.

                             (k) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Designated Obligor" in such exhibit to read as follows:

                  "Designated Obligor" means any Obligor that the Agent,
                   ------------------
         using its reasonable business judgment, believes could negatively impact the collectibility of the Receivables and so indicates to Seller in writing.

                             (l) Exhibit I to the Purchase Agreement is hereby
amended by amending the definition of "Discount Rate" by deleting in its entirety the phrase "Replacement Credit Agreement" where such phrase appears in clauses (i)(A) and (i)(B) of such definition and replacing such phrase with the phrase "Credit Agreement" in such clauses of such definition.

                             (m) Exhibit I to the Purchase Agreement is hereby
amended by amending clause (xxi) of the definition of "Eligible Receivable" by deleting in its entirety the footnote where it appears at the end of such clause of such definition.

                             (n) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Facility Termination Date" in such exhibit to read as follows:

                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                  "Facility Termination Date" means the earliest to occur of
                   -------------------------
         (i) October 13, 2009, (ii) the Liquidity Termination Date and (iii) the Amortization Date.

                             (o) Exhibit I to the Purchase Agreement is hereby
amended by adding, in appropriate alphabetical order, the definition of "JPMorgan" to such exhibit to read as follows:

                  "JPMorgan" means JPMorgan Chase Bank, N.A. (successor by
                   --------
         merger to Bank One, NA (Main Office Chicago)) in its individual capacity and its successors.

                             (p) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Liquidity Termination Date" in such exhibit to read as follows:

                  "Liquidity Termination Date" means October 13, 2009.
                   --------------------------


                             (q) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating in its entirety the definition of "Purchase Limit" in such exhibit to read as follows:

                  "Purchase Limit" means $215,000,000.
                   --------------

                             (r) Exhibit I to the Purchase Agreement is hereby
amended by deleting in its entirety the definition of "Replacement Credit Agreement."

                             (s) Exhibit I to the Purchase Agreement is hereby
amended by deleting in its entirety the definition of "Year 2000 Problem."

                             (t) Exhibit IV to the Purchase Agreement is hereby
amended and restated in its entirety to read as set forth on Annex I hereto.
                                                             -------

                             (u) Exhibit V to the Purchase Agreement is hereby
amended by deleting in its entirety paragraph 5 of such exhibit.

                             (v) Schedule A to the Purchase Agreement is hereby
amended and restated in its entirety to read as set forth on Annex II
                                                             --------
hereto.

                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                  Section 3. Conditions to Effectiveness of Amendment. This
                             ----------------------------------------
Amendment shall become effective as of the date hereof (the "Effective
                                                             ---------
Date"), upon the satisfaction of the conditions precedent that:
----

                             (a) Amendment. The Agent and each Purchaser shall
                                 ---------
have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                             (b) Representations and Warranties. As of the
                                 ------------------------------
Effective Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                             (c) No Amortization Event. As of the Effective
                                 ---------------------
Date, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                  Section 4. Miscellaneous.
                             -------------

                             (a) Effect; Ratification. The amendments set
                                 --------------------
forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase


                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                             (b) Transaction Documents. This Amendment is a
                                 ---------------------
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                             (c) Costs, Fees and Expenses. Seller agrees to
                                 ------------------------
reimburse the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent and/or the other Purchasers).

                             (d) Counterparts. This Amendment may be executed
                                 ------------
in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                             (e) Severability. Any provision contained in
                                 ------------
this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                             (f) GOVERNING LAW. THIS AMENDMENT SHALL BE
                                 -------------
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                             (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO
                                 --------------------
HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                          (Signature Page Follows)



                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                     GRAYBAR COMMERCE CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     GRAYBAR ELECTRIC COMPANY, INC.,
                                     as Servicer


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     FALCON ASSET SECURITIZATION
                                     COMPANY LLC (formerly Falcon Asset
                                     Securitization Corporation)


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:


                                     JPMORGAN CHASE BANK, N.A.
                                     (successor by merger to Bank One, NA (Main
                                     Office Chicago)),
                                     as Agent and as sole Financial Institution


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:


                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT

                                                                                                                 Annex I
                                                                                                                 -------

                                                       EXHIBIT IV
                                     NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

------------------------------------------------------------------------------------------------------------------------
                                        BANK OF AMERICA, N.A.
           NAME                              ACCOUNT NO.        LOCKBOX NUMBERS             LOCKBOX ADDRESS
------------------------------------------------------------------------------------------------------------------------
Dallas District Lockbox                       180001016             840458       Graybar Electric Co
                                                                                 P.O. Box 840458
                                                                                 Dallas TX 75284-0458
------------------------------------------------------------------------------------------------------------------------
Minneapolis District Lockbox                 3751956921              12437       Graybar Electric Co
                                                                                 12437 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Boston District Lockbox                      3751997809             414426       Graybar Electric Co.
                                                                                 PO Box 414426
                                                                                 Boston, MA 02241-4426
------------------------------------------------------------------------------------------------------------------------
New York District Lockbox                    3751997786             414396       Graybar Electric Co.
                                                                                 PO Box 414396
                                                                                 Boston, MA 02241-4396
------------------------------------------------------------------------------------------------------------------------
Chicago District Lockbox                     3751956934              12431       Graybar Electric Co
                                                                                 12431 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
St. Louis District Lockbox                   3751997773              12447       Graybar Electric Co
                                                                                 12447 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Corporate Svcs. District Lockbox             3750930566              12753       Graybar Electric Co
                                                                                 12753 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Pittsburgh District Lockbox                  3751956918              12444       Graybar Electric Co
                                                                                 12444 Collections Center Drive
                                                                                 Chicago IL 60693
------------------------------------------------------------------------------------------------------------------------
Atlanta District Lockbox                     3751956905             403052       Graybar Electric Co
                                                                                 P O Box 403052
                                                                                 Atlanta GA 30384-3052
------------------------------------------------------------------------------------------------------------------------
Richmond District Lockbox                    3751956895             403049       Graybar Electric Co
                                                                                 P O Box 403049
                                                                                 Atlanta GA 30384-3049
------------------------------------------------------------------------------------------------------------------------
Tampa District Lockbox                       3751997760             403062       Graybar Electric Co
                                                                                 P O Box 403062
                                                                                 Atlanta GA 30384-3062
------------------------------------------------------------------------------------------------------------------------
Seattle District Lockbox                     3751997757              57073       Graybar Electric Co
                                                                                 File 57073
                                                                                 Los Angeles CA 90074-7073
------------------------------------------------------------------------------------------------------------------------
California District Lockbox                  3751997744              57071       Graybar Electric Co
                                                                                 File 57071
                                                                                 Los Angeles CA 90074-7071
------------------------------------------------------------------------------------------------------------------------


                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT



------------------------------------------------------------------------------------------------------------------------
                                        BANK OF AMERICA, N.A.
          NAME                               ACCOUNT NO.        LOCKBOX NUMBERS             LOCKBOX ADDRESS
------------------------------------------------------------------------------------------------------------------------
Phoenix District Lockbox                     3751956882              57072       Graybar Electric Co
                                                                                 File 57072
                                                                                 Los Angeles CA 90074-7072
------------------------------------------------------------------------------------------------------------------------

                                                                      Annex II
                                                                      --------

                                 SCHEDULE A

                    COMMITMENTS OF FINANCIAL INSTITUTIONS

------------------------------------------------------------------------------
               Financial Institution                               Commitment
               ---------------------                               ----------
------------------------------------------------------------------------------
JPMorgan Chase Bank, N.A. (successor by merger to                 $219,300,000
Bank One, NA (Main Office Chicago))
------------------------------------------------------------------------------



                                                           AMENDMENT NO. 12 TO
                                                RECEIVABLES PURCHASE AGREEMENT